                                   MORTGAGE


     KNOW ALL MEN BY THESE PRESENTS THAT WHITEFORD FOODS VENTURE, L.P., formerly known as Granada Whiteford Foods Venture, L.P., a Texas limited partnership ("Whitefords") in consideration for the obligations incurred by Albert D. Greenaway as Guarantor under a Limited Guarantee dated September 18, 1995 and delivered to PNC Bank, Ohio, National Association and The Fifth Third Bank of Western Ohio, N.A. (the "Banks") (the "Greenaway Personal Guaranty") and as security for the performance and payment of all Whitefords obligations under the Guaranty Compensation Agreement dated September 18, 1995 between Whitefords and Albert D. Greenaway (the "Compensation Agreement"), and other good and valuable consideration paid, grants with mortgage covenants, to ALBERT D. GREENAWAY, an individual, the following real property:

                             SEE ATTACHED EXHIBIT A

This mortgage is given, upon statutory condition, to secure the performance and payment of all Whitefords obligations under the Compensation Agreement.

"Statutory condition" is defined in section 5302.14 of the Ohio Revised Code and provides generally that if the mortgagor pays the principal and interest secured by this mortgage, performs the other obligations secured hereby and the conditions of any prior mortgage, pays all the taxes and assessments, maintains insurance against fire and other hazards, and does not commit or suffer waste, then this mortgage shall be void.

This mortgage is subordinated to (i) an Open-End Mortgage, Assignment of Rents and Leases and Security Agreement granted by Whitefords to the Banks, recorded at volume 759, page 423 of the mortgage records of Montgomery County, Ohio, and ii) a mortgage to Greenaway Consultant, Inc. recorded at volume 759, page 123 of the mortgage records of Montgomery County, Ohio.

     Witness Whiteford Foods Venture, L.P.'s, hand as of this 11th day of September 18, 1995.

Signed and Acknowledged in the Presence of:       WHITEFORD FOODS VENTURE, L.P.

_______________________________________           By: G/W Foods, Inc.
                                                  (its sole general partner)

_______________________________________           By: _________________________
                                                  Kevin T. Gannon
                                                  Chief Executive Officer

STATE OF NEW JERSEY                         )
                                            ) SS:
COUNTY OF ______________________________    )

     Be It Remembered, that on this 18th day of September, 1995, in the aforesaid County and State, before me, the subscriber, a Notary Public authorized to take acknowledgements and proofs in said County and State, personally appeared for the above named G/W Foods, Inc., General Partner of Whiteford Foods Venture, L.P., Kevin Gannon, its Chief Executive Officer who, I am satisfied is the Chief Executive Officer of G/W Foods, Inc., the grantor named in and who executed the foregoing instrument and he did acknowledge that he signed, sealed and delivered the same as his and its act and deed for the uses and purpose therein expressed and who did acknowledge that he has received a true copy of the foregoing instrument on behalf of the grantor.

     GIVEN UNDER MY HAND AND OFFICIAL SEAL OF OFFICE at _____________________, New Jersey this 18th day of September, 1995.


                                              _______________________________
                                              Notary Public

This Instrument Prepared By:

SEBALY, SHILLITO & DYER
A Legal Professional Association
1300 Courthouse Plaza
P.O. Box 220
Dayton, Ohio 45402
(513) 222-2500

                                   EXHIBIT A

                        LEGAL DESCRIPTION OF REAL ESTATE

SITUATE IN THE COUNTY OF DARKE, STATE OF OHIO, AND IN THE VILLAGE OF VERSAILLES, AND BOUNDED AND DESCRIBED AS FOLLOWS:

TRACT I

Situate in the Southwest Quarter of Section 18, Town 10, Range 4, Village of Versailles, Darke County, Ohio, being the same premises conveyed to Whiteford's Incorporated by deed recorded in Deed Volume 499, Page 204 (parcels 1 & 3), of said County records and being a tract of land more particularly described as follows:

Starting for reference at a spike found (over a stone recovered by A. Spraley in 1972) at the northeast corner of said Southwest Quarter of Section 18, said spike also being at the intersection of the centerlines of Baker Road and North Center Street:

thence from said starting point S 0 degrees 09'00" W with the east line of said Southwest Quarter of Section 18 and the centerline of North Center Street a distance of 933.01 feet to a spike found at the northeast corner of said Whiteford's Inc. tract (parcel 3), said spike being the true point of beginning for the herein described parcel:

thence from said true point of beginning continuing S 0 degrees 09'00" W with said Quarter Section line and centerline a distance of 443.59 feet to a nail found at the southeast corner of said Whiteford's Inc. tract (parcel 1);

thence S 89 degrees 48'00" W with the north line of Lot 345 of I. M. Reed's Addition, recorded in Plat Book 2, Page 78, and the north end of Brandon Street, a distance of 269.50 feet (passing an iron pin set at 25.00 feet) to an iron pin set at the northeast corner of Lot 344 of said Plat:

thence N 0 degrees 11'00" E with the east line of the land conveyed to K. L. & J. E. McEldowney by deed recorded in Deed Vol. 576, Pg. 7 a distance of
46.00 feet to an iron pin found:

thence S 89 degrees 48'00" W with the north line of said McEldowney tract a distance of 214.49 feet to an iron pin set;

thence S O degrees 11'00" with the west line of said McEldowney tract a distance of 46.00 feet to an iron pin set at the northwest corner of Lot 344 of said Plat;

thence S 89 degrees 48'00" W with the north end of Washington Street a distance of 54.00 feet to an iron pin set at the northeast corner of Lot 343 of said Plat;

thence S 0 degrees 11'00" W with the east line of said Lot 343 a distance of
50.00 feet to an iron pin set at the southeast corner of said Lot 343;

thence S 89 degrees 50'40" W with the south line of said Lot 343 and the south line of said Whiteford's Inc. tract (parcel 1) a distance of 311.31 feet to a concrete monument found:

thence N 0 degrees 07'02" E with the west line of said Whiteford's Inc. tract (parcels 1 & 3) a distance of 501.25 feet to an iron pin set at the southwest corner of the land conveyed to Midmark Corp. by deed recorded in Deed Vol. 544, Pg. 17;

thence S 89 degrees 40'00" E with the south line of said Midmark Corp. tract and the land conveyed to Gray Van Properties by deed recorded in Deed Vol. 531, Pg. 300, a distance of 849.62 feet (passing an iron pin set at 824.62 feet) the true point of beginning, containing 8.858 acres of land, more or less, including 0.255 acres contained in the right-of-way of North Center Street, for a net acreage of 8.603 acres, subject however, to all legal conditions, easements and rights-of-way of record. Together with an easement for loading dock access purposes only, across the land conveyed to K.L. and J.E. McEldowney, recorded in Deed Book 576, Page 7, being described as follows: Beginning at an iron pin found at the northeast corner of said McEldowney tract; thence S 0 degrees 11'00" W with the east line of said tract a distance of 46.00 feet to an iron pin set at the northeast corner of said Lot 344; thence N 33 degrees 03'00" W through said McEldowney tract a distance of 54.70 feet to the north line of said tract; thence N 89 degrees 48'00" W with the north line of said McEldowney tract a distance of 45.00 feet to the point of beginning. This description prepared by McDougall Associates based on an actual survey made by same in January 1990. Bearings are based on the centerline of North Center Street from Deed Volume 499, Page
204.  All iron pins set are 5/8" x 30" capped "McDougall Associates".

The above description was written and surveyed by Kirk P. Diehl, Registered Surveyor #7032 from a survey and plat made March 1st, 1990. The above survey is recorded in Plat Book Volume 18, Page 34 in the Darke County Recorders Office.

ENGINEERS I.D. T76-2-410-18-03-01-102-00  (8.858 Acres) Versailles Corp.


TRACT II

Situate in the County of Darke, in the State of Ohio and in the Township of Wayne and bounded and described as follows, viz: Being a part of the Southeast Quarter of Section 18, Town 10 North, Range 4 East, and more particularly described as follows:

Measure North from the Northwest Corner of the premises owned by Claude Rhoades and Norma Rhoades (formerly owned by R.E. Clark and Clara Clark) and the East side of the Frantz Pike, a distance of 170 feet for a place of beginning; thence continuing North on and along the East side of the said Frantz Pike 570 feet; thence East at right angles 280 feet; thence South parallel with the west line 570 feet; thence West parallel with the north line 280 feet, to the place of beginning, containing 3.66 acres of land, more or less.

The beginning point of the tract herein conveyed being located S 0 degrees 09' W 734.3' and S 89 degrees 51' E 25 feet from the Northwest corner of the Southeast Quarter of Section 18.